                                                                    EXHIBIT 99.1

NEWS RELEASE


       MARVELL TECHNOLOGY GROUP LTD. REPORTS RECORD FOURTH QUARTER REVENUE

Sunnyvale, CA. (February 22, 2001) -- Marvell Technology Group Ltd. (NASDAQ:
MRVL), a technology leader in the development of extreme broadband communications solutions, today reported record revenues for its fourth fiscal quarter and year ended January 27, 2001.

Net sales for the fourth quarter of fiscal 2001 were a record $45.8 million, an increase of 70% over the $27.0 million for the comparable quarter in fiscal 2000. Pro forma net income for the quarter was $4.5 million, or $0.05 per share (diluted), compared with pro forma net income of $4.4 million, or $0.05 per share (diluted), for the comparable quarter in fiscal 2000. Shares used in computing earnings per share for the fourth quarter of fiscal 2001 were 98.5 million, compared to 84.8 million shares for the fourth quarter of fiscal 2000.

Net sales for the year ended January 27, 2001 totaled $143.9 million, an increase of 77% over the $81.4 million for the year ended January 29, 2000. Pro forma net income for fiscal year 2001 totaled $14.0 million, or $0.15 per share (diluted), compared with $14.7 million, or $0.18 per share (diluted), for fiscal year 2000. Shares used in computing earnings per share for fiscal year 2001 were
92.6 million, compared with 81.5 million for fiscal year 2000.

Marvell reports net income and diluted earnings per share on a pro forma basis, which excludes the effects of acquisition-related expenses and amortization of stock compensation. Net loss, including these charges, substantially all of which were non-cash, for the fourth quarter of fiscal year 2001 was $239.6 million, or $2.85 per share (diluted), compared with net income of $3.2 million, or $0.04 per share (diluted), for the comparable quarter of fiscal 2000. Including the charges excluded in pro forma reporting, net loss for fiscal year 2001 was $235.1 million, or $3.55 per share (diluted), compared with net income of $13.1 million, or $0.16 per share (diluted) for fiscal year 2000.

In the fourth quarter, Marvell completed its acquisition of Galileo Technology Ltd., a market leader in digital communications systems on silicon for the LAN (local area network), MAN (metropolitan area network) and WAN (wide area network). The acquisition was accounted for under the purchase method of accounting.

"This quarter, Marvell has achieved several industry firsts with respect to technology and product advancements," stated Dr. Sehat Sutardja, President and CEO of Marvell Technology Group Ltd. "In our storage business, we announced the industry's first read channel physical layer device to exceed Gigahertz speeds as well as the first Gigabit CMOS preamplifier available on the market today. In our communications business, we introduced the Alaska(TM) Quad transceiver, the industry's first and only quad-port DSP Gigabit transceiver, the Alaska Quad+ device, which supports both copper and fiber Gigabit interfaces, a complete chipset solution to address the high port count Gigabit Ethernet Switch market, and two system controllers for our next-generation Discovery(TM) family."


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Added Dr. Sutardja, "With the acquisition of Galileo, and the addition of its switching and internetworking products to Marvell's communications portfolio, the Company is now strategically positioned to provide end-to-end communications solutions to our networking customers."

ABOUT MARVELL

Marvell, a technology leader in the development of extreme broadband communications solutions, comprises Marvell Technology Group Ltd. (MTGL) and its subsidiaries, Marvell Semiconductor Inc. (MSI), Marvell Asia Pte Ltd. (MAPL), Marvell Japan K.K. (MJKK), and Galileo Technology Ltd. (GTL). On behalf of MTGL, MSI designs, develops and markets integrated circuits utilizing proprietary Communications Mixed-Signal Processing (CMSP) and digital signal processing technologies for communications signal processing markets. MAPL is headquartered in Singapore and is responsible for Marvell's production and distribution operations. GTL develops high-performance communications Internetworking and Switching products for the broadband communications market. As used in this release, the terms "Company" and "Marvell" refer to the entire group of companies. The Company applies its technology to the extreme broadband communications market where its products are used in network access equipment to provide the interface between communications systems and data transmission media. MSI is headquartered at 645 Almanor Ave., Sunnyvale, Calif., 94085; phone: (408) 222-2500, fax: (408) 328-0120.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our products, our industry, our markets, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and variations of these words or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, market results may differ materially and adversely from those expressed in any forward-looking statements in this release.

Important risks, uncertainties and assumptions that may cause such a difference for Marvell include, but are not limited to, the timing, cost and successful completion of technology and product development through volume production; the rate at which our present and future customers and end-users adopt our products; the timing and results of customer-industry qualification and certification of our products; and, the timing, pricing, rescheduling, or cancellation of significant customer orders.

For other factors that could cause the Company's results to vary from expectations, please see the `Risk Factors' section of Marvell's joint proxy/prospectus on Form S-4 relating to the Company's merger and the Company's Quarterly Report on Form 10-Q for the quarter ended January 27, 2001.

We undertake no obligation to revise or update publicly any forward-looking statements for any reason.


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                          MARVELL TECHNOLOGY GROUP LTD.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   THREE MONTHS ENDED               YEAR ENDED
                                               JANUARY 27,    JANUARY 29,   JANUARY 27,   JANUARY 29,
                                                   2001          2000          2001          2000
                                               -----------    -----------   -----------   -----------
Net revenue                                      $ 45,843      $ 26,996      $143,894      $ 81,375
Cost of goods sold                                 21,788        11,584        67,047        33,773
                                                 --------      --------      --------      --------
Gross profit                                       24,055        15,412        76,847        47,602
Operating expenses:
      Research and development                     11,786         5,368        35,152        14,452
      Selling and marketing                         6,305         3,180        21,686        10,436
      General and administrative                    1,908         1,215         6,185         3,443
                                                 --------      --------      --------      --------
             Total operating expenses              19,999         9,763        63,023        28,331
                                                 --------      --------      --------      --------
Operating income                                    4,056         5,649        13,824        19,271
Interest income, net                                1,714           206         4,559           330
                                                 --------      --------      --------      --------
Income before income taxes                          5,770         5,855        18,383        19,601
Provision for income taxes                          1,251         1,464         4,404         4,900
                                                 --------      --------      --------      --------
Pro forma net income                             $  4,519      $  4,391      $ 13,979      $ 14,701
                                                 ========      ========      ========      ========

Pro forma net income per share
      Basic                                      $   0.05      $   0.10      $   0.21      $   0.36
                                                 ========      ========      ========      ========
      Diluted                                    $   0.05      $   0.05      $   0.15      $   0.18
                                                 ========      ========      ========      ========
Weighted average common shares outstanding:
      Basic                                        84,007        42,051        66,259        41,094
                                                 ========      ========      ========      ========
      Diluted                                      98,539        84,823        92,635        81,545
                                                 ========      ========      ========      ========


NOTE:

The above pro forma financial statements are based upon our unaudited consolidated financial statements for the periods shown, with the adjustments described below.

The pro forma statement of income for the three months ended January 27, 2001 has been adjusted to eliminate $1.6 million of stock compensation expense and the related $0.4 million tax effect; $6.4 million of goodwill amortization expense; $1.6 million of purchased intangible asset amortization expense; and $234.9 million of in-process research and development expense.

The pro forma statement of income for the three months ended January 29, 2000 has been adjusted to eliminate $1.6 million of stock compensation expense and the related $0.4 million tax effect.

The pro forma statement of income for the year ended January 27, 2001 has been adjusted to eliminate $8.3 million of stock compensation expense and the related $2.1 million tax effect; $6.4 million of goodwill amortization expense; $1.6 million of purchased intangible asset amortization expense; and $234.9 million of in-process research and development expense.

The pro forma statement of income for the year ended January 29, 2000 has been adjusted to eliminate $2.2 million of stock compensation expense and the related $0.5 million tax effect.

The format presented above is not intended to be in accordance with Generally Accepted Accounting Principles.


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                          MARVELL TECHNOLOGY GROUP LTD.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                     THREE MONTHS ENDED                YEAR ENDED
                                                 JANUARY 27,    JANUARY 29,    JANUARY 27,      JANUARY 29,
                                                   2001             2000          2001             2000
                                                 -----------    -----------    -----------      -----------
Net revenue                                      $  45,843       $  26,996      $ 143,894       $  81,375
Cost of goods sold                                  21,788          11,584         67,047          33,773
                                                 ---------       ---------      ---------       ---------
Gross profit                                        24,055          15,412         76,847          47,602
Operating expenses:
      Research and development                      11,786           5,368         35,152          14,452
      Selling and marketing                          6,305           3,180         21,686          10,436
      General and administrative                     1,908           1,215          6,185           3,443
      Amortization of stock compensation             1,632           1,610          8,259           2,175
      Amortization of goodwill                       6,431              --          6,431              --
      Amortization of purchased intangible
        assets                                       1,600              --          1,600              --
      In-process research and development          234,874              --        234,874              --
                                                 ---------       ---------      ---------       ---------
              Total operating expenses             264,536          11,373        314,187          30,506
                                                 ---------       ---------      ---------       ---------
Operating income (loss)                           (240,481)          4,039       (237,340)         17,096
Interest income, net                                 1,714             206          4,559             330
                                                 ---------       ---------      ---------       ---------
Income (loss) before income taxes                 (238,767)          4,245       (232,781)         17,426
Provision for income taxes                             843           1,061          2,339           4,356
                                                 ---------       ---------      ---------       ---------
Net income (loss)                                $(239,610)      $   3,184      $(235,120)      $  13,070
                                                 =========       =========      =========       =========

Net income (loss) per share:
      Basic                                      $   (2.85)      $    0.08      $   (3.55)      $    0.32
                                                 =========       =========      =========       =========
      Diluted                                    $   (2.85)      $    0.04      $   (3.55)      $    0.16
                                                 =========       =========      =========       =========
Weighted average common shares outstanding:
      Basic                                         84,007          42,051         66,259          41,094
                                                 =========       =========      =========       =========
      Diluted                                       84,007          84,823         66,259          81,545
                                                 =========       =========      =========       =========

                          MARVELL TECHNOLOGY GROUP LTD.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                             JANUARY 27,       JANUARY 29,
                                                                2001              2000
                                                             -----------       -----------
ASSETS
Current assets:
     Cash, cash equivalents and short-term investments       $   224,063       $    16,600
     Accounts receivable, net of allowance
        for doubtful accounts of $100                             37,543            14,701
     Inventory, net                                               30,924             4,830
     Prepaid expenses and other current assets                    11,479             2,651
                                                             -----------       -----------
Total current assets                                             304,009            38,782

Property and equipment, net                                       31,184             7,413
Goodwill and intangible assets                                 2,100,839                --
Other noncurrent assets                                           11,454               305
                                                             -----------       -----------
Total assets                                                 $ 2,447,486       $    46,500
                                                             ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                        $    24,818       $     5,698
     Accrued liabilities                                          17,323             4,524
     Accrued merger costs                                         29,530                --
     Income taxes payable                                          9,998             5,875
     Deferred revenue                                              6,516                --
     Capital lease obligations                                        37                74
                                                             -----------       -----------
Total current liabilities                                         88,222            16,171
Long-term liabilities                                              2,598                36
                                                             -----------       -----------
Total liabilities                                                 90,820            16,207

Mandatorily redeemable convertible preferred stock                    --            22,353
Shareholders' equity:
     Common stock, $0.002 par value; 242,000,000 shares
        authorized; 115,337,133 and 48,931,560 shares
        issued and outstanding at January 27, 2001
        and January 29, 2000, respectively                           231                98
     Additional paid-in capital                                2,617,509            17,580
     Deferred stock-based compensation                           (28,113)          (11,897)
     Retained earnings                                          (232,961)            2,159
                                                             -----------       -----------
Total shareholders' equity                                     2,356,666             7,940
                                                             -----------       -----------
Total liabilities and shareholders' equity                   $ 2,447,486       $    46,500
                                                             ===========       ===========